SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : November 25, 1998


                       MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                       333-24327                  13-3416059
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                                250 Vesey Street
                       World Financial Center, North Tower
                               New York, NY 10281
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                     This report consists of 7 consecutively numbered pages.

Item 5.   Other Events.

     This report and the  attached  exhibit is being filed with  respect to the Registrant's Golden National Mortgage Loan Asset Backed Certificates, Series 1998-GN1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 1998, among Merrill Lynch Mortgage Investors, Inc., as depositor, Golden National Mortgage Banking Corp., as master servicer, and The Chase Manhattan
     Bank,  as trustee.   On   November 25, 1998  distributions  were
     made  to  the Certificateholders.

     Specific  information  with  respect to the  distributions  is filed as
     Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 1998 filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:  December 2, 1998         By:  /s/Thomas J. Provenzano
                                    -----------------------------
                                    Thomas J. Provenzano
                                    Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         November 25, 1998                              5

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 1998



                                          GOLDEN NATIONAL MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1998-GN1
                                                  STATEMENT TO CERTIFICATEHOLDERS

DIST DATE:           30-NOV-98                                                                                           PAGE # 1
RECORD DATE:         30-OCT-98

-----------------------------------------------------------------------------------------------------------------------------------
                 Original       Beginning                                                                             Ending
                 Certificate    Certificate     Principal      Interest       Total              Realized Loss        Certificate
Class  Cusip #   Balance        Balance         Distribution   Distribution   Distribution    Principal  Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A    589929PJ1 118,900,000.00  108,876,091.66    1,239,975.35    645,090.84   1,885,066.19       0.00       0.00      107,636,116.31
M-1  589929PK8  13,041,000.00   13,041,000.00            0.00     82,919.03      82,919.03       0.00       0.00       13,041,000.00
M-2  589929PL6  11,507,000.00   11,507,000.00            0.00     76,905.12      76,905.12       0.00       0.00       11,507,000.00
B    589929PM4   9,972,000.00    9,972,000.00            0.00     73,462.98      73,462.98       0.00       0.00        9,972,000.00
R-I      N/A            N/A             N/A          N/A               0.00           0.00       0.00       0.00               N/A
R-II     N/A            N/A             N/A          N/A               0.00           0.00       0.00       0.00               N/A
R-III    N/A            N/A             N/A          N/A               0.00           0.00       0.00       0.00               N/A
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL          153,420,000.00  143,396,091.66    1,239,975.35    878,377.97   2,118,353.32       0.00       0.00      142,156,116.31
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                 Original       Beginning                                         Ending
                 Notional       Notional        Interest         Total            Notional
Class  Cusip #   Amount         Amount          Distribution     Distribution     Balance
-----------------------------------------------------------------------------------------------------------------------------------
  C      N/A   155,756,800.00  147,421,208.64         0.00               0.00       146,389,292.96
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000                                 Pass Through Rate
------------------------------------------------------------------------------
           Principal      Interest       End Prin       Current
 Class    Distribution   Distribution     Balance      Pass Through Rate
------------------------------------------------------------------------------
  A     10.42872456         5.42549066       905.26590673     7.11000000%
 M-1     0.00000000         6.35833372      1000.00000000     7.63000000%
 M-2     0.00000000         6.68333362      1000.00000000     8.02000000%
  B      0.00000000         7.36692539      1000.00000000     8.84031000%
------------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                MARK MCDERMOTT
                        THE CHASE MANHATTAN BANK - ASPG
                        450 WEST 33RD STREET, 15TH FLOOR
                            NEW YORK, NEW YORK 10001
                                 (212) 946-7016
                     ---------------------------------------

                     GOLDEN NATIONAL MORTGAGE BANKING CORP.
                                    SERVICER                                        (C) COPYRIGHT 1996, THE CHASE MANHATTAN BANK

                                      -6-

                                          GOLDEN NATIONAL MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1998-GN1
                                                  STATEMENT TO CERTIFICATEHOLDERS
DIST DATE:           25-NOV-98                                                                                           PAGE # 2
RECORD DATE:         30-OCT-98

SECTION 4.02 (iii)   DISTRIBUTION SHORTFALL
                                -------------------------------
                                  CLASS     SHORTFALL AMOUNT
                                -------------------------------
                                    A                  0.00
                                   M-1                 0.00
                                   M-2                 0.00
                                    B                  0.00
                                -------------------------------

SECTION 4.02 (iv)   ENDING NUMBER OF ALL LOANS                                                  935
                    ENDING AGGREGATE PRINCIPAL BALANCE                              146,389,293.15


SECTION 4.02 (vi)   NUMBER AND AGGREGATE PRINCIPAL BALANCES OF DELINQUENT MORTGAGE LOANS:

                    -------------------------------------------
                     CATEGORY     COUNT     AGG. PRIN. BAL.
                    -------------------------------------------
                      1 MONTH       23       4,057,899.62
                      2 MONTHS       9       1,481,032.82
                      3+ MONTHS     12       1,904,627.40
                     FORECLOSURE     9       1,526,876.42
                    -------------------------------------------

                    THREE-MONTH ROLLING DELINQUENCY AVERAGE                            4,119,694.46
                    SIXTY-DAY DELINQUENCY AMOUNT                                       4,912,536.64

                   -------------------------------------------
SECTION 4.02 (vii)   CATEGORY     COUNT     AGG. PRIN. BAL.
                    -------------------------------------------
                        REO         0                  0.00
                    -------------------------------------------

SECTION 4.02 (viii) AGGREGATE ACCRUED CERTIFICATE INTEREST REMAINING UNPAID                    0.00
                     --------------------------------------------
                       CLASS        ACCRUED UNPAID INTEREST
                     --------------------------------------------
                         A                        0.00
                        M-1                       0.00
                        M-2                       0.00
                         B                        0.00
                     --------------------------------------------
SECTION 4.02 (ix)   REQUIRED OVERCOLLATERALIZATION AMOUNT                              7,009,056.00
                    OVERCOLLATERALIZATION AMOUNT                                       4,233,176.84

SECTION 4.02 (x)    CURRENT AGGREGATE REALIZED LOSSES (#)                                      0.00
                    CUMULATIVE AGGREGATE REALIZED LOSSES (#)                                   0.00
                    CUMULATIVE AGGREGATE REALIZED LOSSES (%)                                   0.00%

SECTION 4.02 (xi)   AGGREGATE AMOUNT OF ANY RECOVERIES ON PREVIOUSLY                             -
                    FORECLOSED LOANS DUE TO A BREACH OF REPRESENTATION OR WARRANTY

SECTION 4.02 (xii)  WEIGHTED AVERAGE REMAINING TERM                                          339.98

SECTION 4.02 (xiii) WEIGHTED AVERAGE NET MORTGAGE RATE                                     8.840310%

SECTION 4.02 (xv)   MASTER SERVICER FEE                                                    30,712.75

SECTION 4.02 (xvi)  INTEREST REMITTANCE AMOUNT                                          1,086,437.64

SECTION 4.02 (xvii) PRINCIPAL REMITTANCE AMOUNT                                        1,031,915.68
                         SCHEDULED PRINCIPAL REMITTANCE AMOUNT                          101,369.32
                         UNSCHEDULED PRINCIPAL REMITTANCE AMOUNT                        930,546.36

SECTION 4.02 (xviii)HAS SERVICING TERMINATION TRIGGER?                                            NO

SECTION 4.02 (xix)  AGGREGATE MONTHLY ADVANCES                                          11,868.75

SECTION 4.02 (xx)   REPURCHASED MORTGAGE LOANS                                                  0.00

                                -------------------------------
                                  COUNT     AGG. PRIN. BAL.
                                -------------------------------
                                    0                  0.00
                                -------------------------------

                     GOLDEN NATIONAL MORTGAGE BANKING CORP.
                                    SERVICER                                          (C) COPYRIGHT 1996, THE CHASE MANHATTAN BANK

                                      -7-